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                                                                   Exhibit 6(a)

                      CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors of
Kemper Investors Life Insurance Company

We consent to the inclusion in this registration statement on Form S-6 (File No. 333-35159) of our report dated March 18, 1998, on our audit of the consolidated financial statements of Kemper Investors Life Insurance Company and to the reference to our firm under the caption "Experts".


                                                Coopers & Lybrand L.L.P.


Chicago, Illinois
April 27, 1998